EXHIBIT 99.2 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED EARNINGS INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	1ST	1ST
	QUARTER	QUARTER
	2023	2022
	(Current)	(Prior Year)	$ Incr. (Decr.)	% Incr. (Decr.)
Interest and Dividend Income	$26,139	$21,773	$4,366	20.05%
Interest Expense	5,358	1,441	3,917	271.83%
Net Interest Income	20,781	20,332	449	2.21%
(Credit) Provision for Credit Losses	(352)	891	(1,243)	(139.51)%
Net Interest Income After (Credit) Provision for Credit Losses	21,133	19,441	1,692	8.70%
Noninterest Income	5,609	5,821	(212)	(3.64)%
Net Gains on Available-for-sale Debt Securities	7	2	5	250.00%
Noninterest Expense	19,087	16,886	2,201	13.03%
Income Before Income Tax Provision	7,662	8,378	(716)	(8.55)%
Income Tax Provision	1,409	1,483	(74)	(4.99)%
Net Income	$6,253	$6,895	$(642)	(9.31)%
Net Income Attributable to Common Shares (1)	$6,201	$6,835	$(634)	(9.28)%
PER COMMON SHARE DATA:
Net Income - Basic	$0.40	$0.44	$(0.04)	(9.09)%
Net Income - Diluted	$0.40	$0.44	$(0.04)	(9.09)%
Dividends Per Share	$0.28	$0.28	$0.00	0.00%
Number of Shares Used in Computation - Basic	15,409,680	15,645,474
Number of Shares Used in Computation - Diluted	15,410,617	15,649,175

(1)	Basic and diluted net income per common share are determined based on net income less earnings allocated to nonvested restricted shares with nonforfeitable dividends.

CONDENSED, CONSOLIDATED BALANCE SHEET DATA

(Dollars In Thousands)

(Unaudited)

	March 31,	March 31,
	2023	2022	$ Incr. (Decr.)	% Incr. (Decr.)
ASSETS
Cash & Due from Banks	$52,212	$114,346	$(62,134)	(54.34)%
Available-for-sale Debt Securities	472,814	532,913	(60,099)	(11.28)%
Loans, Net	1,726,793	1,523,919	202,874	13.31%
Bank-Owned Life Insurance	31,352	30,805	547	1.78%
Bank Premises and Equipment, Net	21,277	21,169	108	0.51%
Deferred Tax Asset, Net	18,914	11,818	7,096	60.04%
Intangible Assets	55,280	55,711	(431)	(0.77)%
Other Assets	51,230	39,690	11,540	29.08%
TOTAL ASSETS	$2,429,872	$2,330,371	$99,501	4.27%

LIABILITIES
Deposits	$1,916,040	$1,960,952	$(44,912)	(2.29)%
Borrowed Funds - Federal Home Loan Bank and Repurchase Agreements	192,097	22,938	169,159	737.46%
Senior Notes, Net	14,781	14,717	64	0.43%
Subordinated Debt, Net	24,634	33,031	(8,397)	(25.42)%
Other Liabilities	26,752	22,525	4,227	18.77%
TOTAL LIABILITIES	2,174,304	2,054,163	120,141	5.85%

STOCKHOLDERS' EQUITY
Common Stockholders' Equity, Excluding Accumulated
Other Comprehensive Loss	298,365	296,386	1,979	0.67%
Accumulated Other Comprehensive (Loss) Income:
Net Unrealized Losses on Available-for-sale Debt Securities	(43,271)	(20,492)	(22,779)	111.16%
Defined Benefit Plans	474	314	160	50.96%
TOTAL STOCKHOLDERS' EQUITY	255,568	276,208	(20,640)	(7.47)%
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$2,429,872	$2,330,371	$99,501	4.27%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	AS OF OR FOR THE
	THREE MONTHS ENDED		%
	March 31,		INCREASE
	2023	2022	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$6,253	$6,895	(9.31)%
Return on Average Assets (Annualized)	1.03%	1.19%	(13.45)%
Return on Average Equity (Annualized)	9.90%	9.37%	5.66%

BALANCE SHEET HIGHLIGHTS
Total Assets	$2,429,872	$2,330,371	4.27%
Available-for-Sale Debt Securities	472,814	532,913	(11.28)%
Loans, Net	1,726,793	1,523,919	13.31%
Allowance for Credit Losses:
Allowance for Credit Losses on Loans	18,346	14,271	28.55%
Allowance for Credit Losses on Off-Balance Sheet Exposures	1,178	660	78.48%
Deposits	1,916,040	1,960,952	(2.29)%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	$321,326	$338,482	(5.07)%
Trust Assets Under Management	1,127,439	1,191,595	(5.38)%

STOCKHOLDERS' VALUE (PER COMMON SHARE)
Net Income - Basic	$0.40	$0.44	(9.09)%
Net Income - Diluted	$0.40	$0.44	(9.09)%
Dividends	$0.28	$0.28	0.00%
Common Book Value	$16.50	$17.57	(6.09)%
Tangible Common Book Value (a)	$12.93	$14.03	(7.84)%
Market Value (Last Trade)	$21.38	$24.38	(12.31)%
Market Value / Common Book Value	129.58%	138.76%	(6.62)%
Market Value / Tangible Common Book Value	165.35%	173.77%	(4.85)%
Price Earnings Multiple (Annualized)	13.36	13.85	(3.54)%
Dividend Yield (Annualized)	5.24%	4.59%	14.16%
Common Shares Outstanding, End of Period	15,485,035	15,718,723	(1.49)%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	AS OF OR FOR THE
	THREE MONTHS ENDED		%
	March 31,		INCREASE
	2023	2022	(DECREASE)
SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets (a)	8.43%	9.69%	(13.00)%
Nonperforming Assets / Total Assets	0.60%	0.81%	(25.93)%
Allowance for Credit Losses / Total Loans	1.05%	0.93%	12.90%
Total Risk Based Capital Ratio (b)	15.93%	18.23%	(12.62)%
Tier 1 Risk Based Capital Ratio (b)	13.48%	15.20%	(11.32)%
Common Equity Tier 1 Risk Based Capital Ratio (b)	13.48%	15.20%	(11.32)%
Leverage Ratio (b)	10.08%	10.59%	(4.82)%

AVERAGE BALANCES
Average Assets	$2,420,819	$2,325,486	4.10%
Average Equity	$252,638	$294,254	(14.14)%

EFFICIENCY RATIO (c)
Net Interest Income on a Fully Taxable-Equivalent
Basis (c)	$21,050	$20,634	2.02%
Noninterest Income	5,609	5,821	(3.64)%
Total (1)	$26,659	$26,455	0.77%
Noninterest Expense (2)	$19,087	$16,886	13.03%
Efficiency Ratio = (2)/(1)	71.60%	63.83%	12.17%

(a)Tangible common book value per share and tangible common equity as a percentage of tangible assets are non-U.S. GAAP ratios.  Management believes this non-GAAP information is helpful in evaluating the strength of the Corporation's capital and in providing an alternative, conservative valuation of the Corporation's net worth.  The ratios shown above are based on the following calculations of tangible assets and tangible common equity:

Total Assets	$2,429,872	$2,330,371
Less: Intangible Assets, Primarily Goodwill	(55,280)	(55,711)
Tangible Assets	$2,374,592	$2,274,660
Total Stockholders' Equity	$255,568	$276,208
Less: Intangible Assets, Primarily Goodwill	(55,280)	(55,711)
Tangible Common Equity (3)	$200,288	$220,497

Common Shares Outstanding, End of Period (4)	15,485,035	15,718,723
Tangible Common Book Value per Share = (3)/(4)	$12.93	$14.03

(b)Capital ratios for the most recent period are estimated.

(c)The efficiency ratio is a non-GAAP ratio that is calculated as shown above.  For purposes of calculating the efficiency ratio, net interest income on a fully taxable-equivalent basis includes amounts of interest income on tax-exempt securities and loans that have been increased to a fully taxable-equivalent basis, using the Corporation's marginal federal income tax rate of 21%. A reconciliation of net interest income under U.S. GAAP as compared to net interest income as adjusted to a fully taxable-equivalent basis is provided in Exhibit 99.2 under the table “COMPARISON OF INTEREST INCOME AND EXPENSE”.

QUARTERLY CONDENSED, CONSOLIDATED

INCOME STATEMENT INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	For the Three Months Ended :
	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022
Interest income	$26,139	$25,855	$23,710	$21,309	$21,773
Interest expense	5,358	3,563	2,831	1,684	1,441
Net interest income	20,781	22,292	20,879	19,625	20,332
(Credit) provision for credit losses	(352)	2,262	3,794	308	891
Net interest income after (credit) provision for credit losses	21,133	20,030	17,085	19,317	19,441
Noninterest income	5,609	6,110	5,651	6,830	5,821
Net gains (losses) on securities	7	(1)	20	(1)	2
Noninterest expense	19,087	16,587	17,443	17,039	16,886
Income before income tax provision	7,662	9,552	5,313	9,107	8,378
Income tax provision	1,409	1,773	858	1,618	1,483
Net income	$6,253	$7,779	$4,455	$7,489	$6,895
Net income attributable to common shares	$6,201	$7,711	$4,416	$7,419	$6,835
Basic earnings per common share	$0.40	$0.50	$0.29	$0.48	$0.44
Diluted earnings per common share	$0.40	$0.50	$0.29	$0.48	$0.44

QUARTERLY CONDENSED, CONSOLIDATED

BALANCE SHEET INFORMATION

(In Thousands) (Unaudited)

	As of:
	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
	2023	2022	2022	2022	2022
ASSETS
Cash & Due from Banks	$52,212	$55,048	$64,044	$69,187	$114,346
Available-for-Sale Debt Securities	472,814	498,033	487,980	526,837	532,913
Loans, Net	1,726,793	1,723,425	1,674,076	1,643,057	1,523,919
Bank-Owned Life Insurance	31,352	31,214	31,075	30,941	30,805
Bank Premises and Equipment, Net	21,277	21,574	21,881	21,829	21,169
Deferred Tax Asset, Net	18,914	20,884	22,327	16,331	11,818
Intangible Assets	55,280	55,382	55,492	55,602	55,711
Other Assets	51,230	48,747	43,305	46,934	39,690
TOTAL ASSETS	$2,429,872	$2,454,307	$2,400,180	$2,410,718	$2,330,371

LIABILITIES
Deposits	$1,916,040	$1,997,593	$2,039,595	$1,964,270	$1,960,952
Borrowed Funds - Federal Home Loan Bank and Repurchase Agreements	192,097	142,409	57,920	126,833	22,938
Senior Notes, Net	14,781	14,765	14,749	14,733	14,717
Subordinated Debt, Net	24,634	24,607	24,580	24,553	33,031
Other Liabilities	26,752	25,608	24,547	21,710	22,525
TOTAL LIABILITIES	2,174,304	2,204,982	2,161,391	2,152,099	2,054,163

STOCKHOLDERS' EQUITY
Common Stockholders' Equity, Excluding Accumulated Other Comprehensive Loss	298,365	299,203	295,258	294,621	296,386
Accumulated Other Comprehensive Loss:
Net Unrealized (Losses) Gains on Available-for-sale Securities	(43,271)	(50,370)	(56,766)	(36,307)	(20,492)
Defined Benefit Plans	474	492	297	305	314
TOTAL STOCKHOLDERS' EQUITY	255,568	249,325	238,789	258,619	276,208
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$2,429,872	$2,454,307	$2,400,180	$2,410,718	$2,330,371

AVAILABLE-FOR-SALE DEBT SECURITIES

(In Thousands)

	March 31, 2023		December 31, 2022		March 31, 2022
	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value
Obligations of the U.S. Treasury	$33,924	$31,163	$35,166	$31,836	$38,152	$36,494
Obligations of U.S. Government agencies	25,479	23,348	25,938	23,430	24,455	23,408
Bank holding company debt securities	28,947	24,723	28,945	25,386	24,942	24,043
Obligations of states and political subdivisions:
Tax-exempt	128,285	117,812	146,149	132,623	149,140	143,633
Taxable	67,076	57,572	68,488	56,812	73,732	69,629
Mortgage-backed securities issued or guaranteed by U.S. Government agencies or sponsored agencies:
Residential pass-through securities	109,028	97,807	112,782	99,941	112,122	106,568
Residential collateralized mortgage obligations	42,296	38,117	44,868	40,296	45,628	43,868
Commercial mortgage-backed securities	84,449	74,195	91,388	79,686	90,682	85,270
Private label commercial mortgage-backed securities	8,105	8,077	8,070	8,023	0	0
Total Available-for-Sale Debt Securities	$527,589	$472,814	$561,794	$498,033	$558,853	$532,913

SUMMARY OF LOANS BY TYPE

(Excludes Loans Held for Sale)

(In Thousands)

	March 31,	December 31,	March 31,
	2023	2022	2022
Commercial real estate - nonowner occupied
Nonowner occupied	$457,814	$454,386	$364,491
Multi-family (5 or more) residential	58,111	55,406	52,240
1-4 Family - commercial purpose	166,773	165,805	169,887
Total commercial real estate - nonowner occupied	682,698	675,597	586,618
Commercial real estate - owner occupied	221,766	205,910	204,209
All other commercial loans:
Commercial and industrial	83,420	95,368	109,576
Commercial lines of credit	119,109	141,444	102,458
Political subdivisions	85,555	86,663	75,895
Commercial construction and land	70,612	60,892	36,204
Other commercial loans	26,106	25,710	27,216
Total all other commercial loans	384,802	410,077	351,349
Residential mortgage loans:
1-4 Family - residential	372,241	363,005	328,947
1-4 Family residential construction	29,479	30,577	16,945
Total residential mortgage	401,720	393,582	345,892
Consumer loans:
Consumer lines of credit (including HELCs)	35,245	36,650	33,979
All other consumer	18,908	18,224	16,143
Total consumer	54,153	54,874	50,122
Total	1,745,139	1,740,040	1,538,190
Less: allowance for credit losses on loans	(18,346)	(16,615)	(14,271)
Loans, net	$1,726,793	$1,723,425	$1,523,919

ADJUSTMENTS TO GROSS AMORTIZED COST OF LOANS

(In Thousands)

	Three Months Ended
	March 31,	December 31,	March 31,
	2023	2022	2022
Market Rate Adjustment
Adjustments to gross amortized cost of loans at beginning of period	$(916)	$(861)	$(637)
Amortization recognized in interest income	(52)	(55)	(248)
Adjustments to gross amortized cost of loans at end of period	$(968)	$(916)	$(885)
Credit Adjustment on Non-impaired Loans
Adjustments to gross amortized cost of loans at beginning of period	$(1,840)	$(2,095)	$(3,335)
Accretion recognized in interest income	198	255	553
Adjustments to gross amortized cost of loans at end of period	$(1,642)	$(1,840)	$(2,782)

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS

(Dollars In Thousands)

	March 31,	December 31,	March 31,
	2023	2022	2022
Impaired loans with a valuation allowance	$5,802	$3,460	$6,528
Impaired loans without a valuation allowance	3,507	14,871	1,494
Purchased credit impaired loans	0	1,027	3,983
Total impaired loans	$9,309	$19,358	$12,005

Total loans past due 30-89 days and still accruing	$5,493	$7,079	$3,868

Nonperforming assets:
Purchased credit impaired loans	$0	$1,027	$3,983
Other nonaccrual loans	12,876	22,058	10,962
Total nonaccrual loans	12,876	23,085	14,945
Total loans past due 90 days or more and still accruing	1,216	2,237	3,429
Total nonperforming loans	14,092	25,322	18,374
Foreclosed assets held for sale (real estate)	459	275	531
Total nonperforming assets	$14,551	$25,597	$18,905

Total nonperforming loans as a % of total loans	0.81%	1.46%	1.19%
Total nonperforming assets as a % of assets	0.60%	1.04%	0.81%
Allowance for credit losses as a % of total loans	1.05%	0.95%	0.93%

IMPACT OF ASU 2016-13 (CECL)

(In Thousands)

	As Reported
	Under	Pre-ASC 326	Impact of
	ASC 326	Adoption	ASC 326
	January 1, 2023	December 31, 2022	Adoption
Loans receivable	$1,740,846	$1,740,040	$806
Allowance for credit losses on loans	18,719	16,615	2,104
Allowance for credit losses on off-balance sheet exposures	1,218	425	793

ANALYSIS OF THE ALLOWANCE FOR CREDIT LOSSES ON LOANS

(In Thousands)

	3 Months	3 Months	3 Months	Year
	Ended	Ended	Ended	Ended
	March 31,	December 31,	March 31,	December 31,
	2023	2022	2022	2022
Balance, beginning of period	$16,615	$16,170	$13,537	$13,537
Adoption of ASU 2016-13 (CECL)	2,104	0	0	0
Charge-offs	(67)	(1,828)	(180)	(4,245)
Recoveries	6	11	23	68
Net charge-offs	(61)	(1,817)	(157)	(4,177)
(Credit) provision for credit losses	(312)	2,262	891	7,255
Balance, end of period	$18,346	$16,615	$14,271	$16,615

ANALYSIS OF THE PROVISION FOR CREDIT LOSSES

(In Thousands)

3 Months
Ended
March 31,
2023
(Credit) provision for credit losses:
Loans receivable	$(312)
Off-balance sheet exposures (1)	(40)
Total (credit) provision for credit losses	$(352)

(1) The (credit) provision for credit losses on off-balance sheet exposures prior to January 1, 2023 was included in other noninterest expense in the consolidated statements of income.

COMPARISON OF INTEREST INCOME AND EXPENSE

(In Thousands)

	Three Months Ended
	March 31,	December 31,	March 31,
	2023	2022	2022
INTEREST INCOME
Interest-bearing due from banks	$278	$310	$67
Available-for-sale debt securities:
Taxable	2,211	2,217	1,969
Tax-exempt	767	910	905
Total available-for-sale debt securities	2,978	3,127	2,874
Loans receivable:
Taxable	22,428	21,979	17,974
Paycheck Protection Program	3	59	575
Tax-exempt	713	675	573
Total loans receivable	23,144	22,713	19,122
Other earning assets	8	8	12
Total Interest Income	26,408	26,158	22,075

INTEREST EXPENSE
Interest-bearing deposits:
Interest checking	987	844	194
Money market	873	818	262
Savings	63	66	61
Time deposits	1,307	898	393
Total interest-bearing deposits	3,230	2,626	910
Borrowed funds:
Short-term	1,097	127	1
Long-term - FHLB advances	681	460	49
Senior notes, net	120	120	118
Subordinated debt, net	230	230	363
Total borrowed funds	2,128	937	531
Total Interest Expense	5,358	3,563	1,441

Net Interest Income	$21,050	$22,595	$20,634

Note: Interest income from tax-exempt securities and loans has been adjusted to a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21%. The following table is a reconciliation of net interest income under U.S. GAAP as compared to net interest income as adjusted to a fully taxable-equivalent basis.

(In Thousands)	Three Months Ended
	March 31,	December 31,	March 31,
	2023	2022	2022
Net Interest Income Under U.S. GAAP	$20,781	$22,292	$20,332
Add: fully taxable-equivalent interest income adjustment from tax-exempt securities	127	167	183
Add: fully taxable-equivalent interest income adjustment from tax-exempt loans	142	136	119
Net Interest Income as adjusted to a fully taxable-equivalent basis	$21,050	$22,595	$20,634

ANALYSIS OF AVERAGE DAILY BALANCES AND RATES

(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	3/31/2023	Return/	12/31/2022	Return/	3/31/2022	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Interest-bearing due from banks	$31,637	3.56%	$40,288	3.05%	$84,115	0.32%
Available-for-sale debt securities, at amortized cost:
Taxable	410,110	2.19%	415,538	2.12%	390,301	2.05%
Tax-exempt	131,392	2.37%	146,466	2.46%	144,334	2.54%
Total available-for-sale debt securities	541,502	2.23%	562,004	2.21%	534,635	2.18%
Loans receivable:
Taxable	1,633,850	5.57%	1,609,563	5.42%	1,445,353	5.04%
Paycheck Protection Program	162	7.51%	1,044	22.42%	18,849	12.37%
Tax-exempt	91,851	3.15%	88,583	3.02%	83,659	2.78%
Total loans receivable	1,725,863	5.44%	1,699,190	5.30%	1,547,861	5.01%
Other earning assets	1,200	2.70%	1,048	3.03%	1,983	2.45%
Total Earning Assets	2,300,202	4.66%	2,302,530	4.51%	2,168,594	4.13%
Cash	22,276		23,154		20,703
Unrealized loss on securities	(60,055)		(70,583)		(2,508)
Allowance for credit losses	(17,053)		(16,612)		(13,783)
Bank-owned life insurance	31,267		31,127		30,720
Bank premises and equipment	21,518		21,752		21,043
Intangible assets	55,331		55,433		55,765
Other assets	67,333		64,341		44,952
Total Assets	$2,420,819		$2,411,142		$2,325,486

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$457,277	0.88%	$478,012	0.70%	$419,130	0.19%
Money market	364,646	0.97%	427,378	0.76%	456,904	0.23%
Savings	257,047	0.10%	262,269	0.10%	249,165	0.10%
Time deposits	312,497	1.70%	295,920	1.20%	277,405	0.57%
Total interest-bearing deposits	1,391,467	0.94%	1,463,579	0.71%	1,402,604	0.26%
Borrowed funds:
Short-term	91,767	4.85%	14,229	3.54%	1,746	0.23%
Long-term - FHLB advances	80,648	3.42%	62,998	2.90%	26,102	0.76%
Senior notes, net	14,773	3.29%	14,757	3.23%	14,709	3.25%
Subordinated debt, net	24,620	3.79%	24,594	3.71%	32,948	4.47%
Total borrowed funds	211,808	4.07%	116,578	3.19%	75,505	2.85%
Total Interest-bearing Liabilities	1,603,275	1.36%	1,580,157	0.89%	1,478,109	0.40%
Demand deposits	539,659		563,567		529,077
Other liabilities	25,247		26,171		24,046
Total Liabilities	2,168,181		2,169,895		2,031,232
Stockholders' equity, excluding accumulated other comprehensive loss	299,599		296,717		295,996
Accumulated other comprehensive loss	(46,961)		(55,470)		(1,742)
Total Stockholders' Equity	252,638		241,247		294,254
Total Liabilities and Stockholders' Equity	$2,420,819		$2,411,142		$2,325,486
Interest Rate Spread		3.30%		3.62%		3.73%
Net Interest Income/Earning Assets		3.71%		3.89%		3.86%

Total Deposits (Interest-bearing and Demand)	$1,931,126		$2,027,146		$1,931,681

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

COMPARISON OF NONINTEREST INCOME

(In Thousands)

	Three Months Ended
	March 31,	December 31,	March 31,
	2023	2022	2022
Trust revenue	$1,777	$1,749	$1,786
Brokerage and insurance revenue	430	507	522
Service charges on deposit accounts	1,290	1,357	1,235
Interchange revenue from debit card transactions	1,007	1,098	963
Net gains from sales of loans	74	24	382
Loan servicing fees, net	122	203	210
Increase in cash surrender value of life insurance	138	140	135
Other noninterest income	771	1,032	588
Total noninterest income, excluding realized gains on securities, net	$5,609	$6,110	$5,821

COMPARISON OF NONINTEREST EXPENSE

(In Thousands)

	Three Months Ended
	March 31,	December 31,	March 31,
	2023	2022	2022
Salaries and employee benefits	$11,427	$10,135	$10,607
Net occupancy and equipment expense	1,402	1,316	1,411
Data processing and telecommunications expenses	1,936	1,744	1,623
Automated teller machine and interchange expense	475	473	384
Pennsylvania shares tax	403	493	488
Professional fees	937	515	489
Other noninterest expense	2,507	1,911	1,884
Total noninterest expense	$19,087	$16,587	$16,886